UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2025

Rithm Capital Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-35777			45-3449660
(Commission File Number)			(IRS Employer Identification No.)

799 Broadway	New York	New York	10003
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code (212) 850-7770

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbols:	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	RITM	New York Stock Exchange
7.50% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	RITM PR A	New York Stock Exchange
7.125% Series B Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	RITM PR B	New York Stock Exchange
6.375% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	RITM PR C	New York Stock Exchange
7.00% Fixed-Rate Reset Series D Cumulative Redeemable Preferred Stock	RITM PR D	New York Stock Exchange
8.750% Series E Fixed-Rate Cumulative Redeemable Preferred Stock	RITM PR E	New York Stock Exchange
8.750% Series F Fixed-Rate Reset Cumulative Redeemable Preferred Stock	RITM PR F	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed by Rithm Capital Corp. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on December 19, 2025 (the “Original Report”). In the Original Report, the Company disclosed, among other things, the closing on December 19, 2025 of the transactions contemplated by the Agreement and Plan of Merger, dated as of September 17, 2025 (as amended on October 8, 2025, the “Merger Agreement”), by and among the Company, Paramount Group, Inc., a Maryland corporation (“Paramount”), Paramount Group Operating Partnership LP, a Delaware limited partnership and a subsidiary of Paramount (the “Operating Partnership”), Panorama REIT Merger Sub, Inc., a Maryland corporation and a wholly owned subsidiary of the Company (“REIT Merger Sub”), and Panorama Operating Merger Sub LP, a Delaware limited partnership and a wholly owned subsidiary of the Company. Pursuant to the Merger Agreement, at the closing, (i) Operating Merger Sub merged with and into the Operating Partnership with the Operating Partnership surviving the merger (such merger, the “Partnership Merger”) and (ii) immediately following the consummation of the Partnership Merger, Paramount merged with and into REIT Merger Sub with REIT Merger Sub surviving the merger (such merger, the “Company Merger” and, together with the Partnership Merger, the “Mergers”). As a result of the Mergers, the Operating Partnership became an entity indirectly controlled by the Company, REIT Merger Sub survived as an entity indirectly controlled by the Company, and the separate corporate existence of Paramount ceased. This Amendment is being filed to provide the historical consolidated financial information of Paramount Group, Inc. and the unaudited pro forma condensed combined financial information of the Company required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Report. Except as set forth herein, this Amendment does not amend, modify or update the disclosure contained in the Original Report.

Item 9.01    Financial Statements and Exhibits.

(a)Financial statements of business acquired

The audited consolidated financial statements of Paramount as of December 31, 2024 and for the year then ended, and the unaudited consolidated financial statements of Paramount as of September 30, 2025 and for the nine month period then ended, are filed as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

(b)Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company with respect to the Paramount Acquisition is filed as Exhibit 99.3 and incorporated herein by reference.

(d)Exhibits

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Audited financial statements of Paramount (incorporated by reference to pages 65 through 101 of the Annual Report on Form 10-K filed by Paramount on February 27, 2025, File No. 001-36746)
99.2	Unaudited financial statements of Paramount (incorporated by reference to pages 3 through 27 of the Quarterly Report on Form 10-Q filed by Paramount on October 29, 2025, File No. 001-36746)
99.3	Unaudited pro forma condensed combined financial information of the Company, which includes the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2025 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITHM CAPITAL CORP.
(Registrant)

/s/ Nicola Santoro, Jr.
Nicola Santoro, Jr.
Chief Financial Officer and Chief Accounting Officer

Date: February 19, 2026